SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the  Registrant  [ X ]
Filed by a Party other than the  Registrant  [ ]
Check the  appropriate  box:
[X]  Preliminary  Proxy  Statement
[ ]  Definitive Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material Pursuant to Section 240.14a-11(c)or Section 240.14a-12

                          NDE ENVIRONMENTAL CORPORATION
                   ------------------------------------------
                (Name of registrant as specified in its Charter)


                   ------------------------------------------
    (Name of Person(s) Filing Proxy Statement; if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

          ------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------------------
     5)   Total fee paid:

          ------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

          ------------------------------------------------------------------
     3)   Filing Party:

          ------------------------------------------------------------------
     4)   Date Filed:

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



                              [PRELIMINARY FILING]
                          NDE Environmental Corporation
                    8900 Shoal Creek Boulevard, Building 200
                               Austin, Texas 78758

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 14, 1997

         To the Stockholders of NDE Environmental Corporation:

     Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of NDE Corporation, a Delaware corporation (the "Company"), will be held at the Company's corporate headquarters located at 8900 Shoal Creek Boulevard, Building 200, Austin, Texas, at 9:00 a.m. local time, for the following purposes:

          1. To consider and vote on the proposed  amendment to the  Certificate
     of   Incorporation   of  the  Company  to  change  the  Company's  name  to
     Tanknology-NDE International, Inc.;

          2. To consider and vote on the nominees for director of the Company;

          3. To consider and vote on a proposal to adopt an amendment and restatement to the Company's 1989 Stock Option Plan, which would, among other things, re-name the 1989 Stock Option Plan as the Tanknology-NDE International, Inc. 1989 Long-Term Incentive Plan;

          4. To ratify the appointment of independent public accountants for the 1997 fiscal year; and

          5. Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on July 11, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     Stockholders are cordially invited to attend the Annual Meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date and mail promptly the enclosed proxy, for which a return envelope is provided.

                                  FOR THE BOARD OF DIRECTORS,


                                   /S/ Jay Allen Chaffee
                                  _________________________________________
                                  Jay Allen Chaffee
                                  Chairman of the Board
Austin, Texas
July 24, 1997

                              [PRELIMINARY FILING]
                          NDE Environmental Corporation
                    8900 Shoal Creek Boulevard, Building 200
                               Austin, Texas 78758


                                 PROXY STATEMENT
                                     ------

                                  July 24, 1997

General

     The accompanying proxy is solicited on behalf of the Board of Directors of NDE Environmental Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 9:00 a.m. on Thursday, August 14, 1997, at the Company's corporate headquarters located at 8900 Shoal Creek Boulevard, Building 200, Austin, Texas, 78758.

     Only holders of record at the close of business on July 11, 1997 (the "Record Date") of shares of common stock of the Company, par value $0.0001 per share (the "Common Stock"), will be entitled to vote at the Meeting on all matters referred to below. At the close of business on the Record Date [15,978,610] shares of Common Stock were outstanding and entitled to vote. A majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum of the holders of Common Stock.

     This Proxy Statement and accompanying proxy will be mailed to stockholders on or about July 24, 1997.

Vote Required; Abstentions and Non-Votes

     Six directors to serve as members of the Board of Directors will be elected by a plurality of the votes cast by the holders of Common Stock. There will be no cumulative voting for directors. Approval of the proposal to change the Company's name to Tanknology-NDE International, Inc. requires the affirmative vote of a majority of the outstanding shares of Common Stock. For all matters except the election of directors and the proposal to change the Company's name, the affirmative vote of holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter is required.

     Abstentions are treated as present and entitled to vote and, thus, will be counted in determining whether a quorum is present. Abstentions will have the same effect as a vote against a matter, except as to the election of directors, as to which they will have no effect. A "broker non-vote" is a vote withheld by a broker on a particular matter in accordance with stock exchange rules because the broker has not received instructions from the customer for whose account the shares are held. A broker non-vote is counted for purposes of determining the existence of a quorum, but will have no effect on the outcome of the vote on any of the proposals.

Solicitation of Proxies; Expenses

     Solicitation of proxies by mail is expected to commence on or about July 24, 1997, and the cost thereof will be borne by the Company. In addition to such solicitation by mail, certain of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telecopy or personal interview. Arrangements will be made with certain brokerage houses, custodians, nominees and other fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in connection therewith.

Revocability of Proxies

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company, signed by the person who signed the proxy and stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attending at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

PROPOSAL NO. 1 --   AMENDMENT  TO  CERTIFICATE  OF  INCORPORATION  TO CHANGE THE
                    COMPANY'S NAME TO TANKNOLOGY-NDE INTERNATIONAL, INC.

     The holders of Common Stock will be asked to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "Tanknology-NDE International, Inc." If approved by the holders of a majority of the outstanding shares of Common Stock on the Record Date, the proposal will be adopted.

     On October 25, 1996, the Company completed the acquisition (the "Acquisition") of substantially all of the operating assets and liabilities of the Tanknology UST Group of Tanknology Environmental, Inc. ("TEI"). The Tanknology UST Group's operations were principally conducted through three subsidiaries of TEI: Tanknology Corporation International ("TCI"), Tanknology Canada (1988), Inc. and USTMAN Industries, Inc. The acquisition was accomplished by means of the Company's purchase of all of the issued and outstanding capital stock of the subsidiaries. Tanknology Environmental, Inc. subsequently changes its name to TEI, Inc.

     TCI was engaged in substantially the same business as the Company in the same markets and was the Company's largest direct domestic competitor. TCI's revenues were significantly larger than those of NDE Testing & Equipment, Inc. ("NDE Testing"), the Company's primary operating subsidiary prior to the acquisition of the Tanknology UST Group. Immediately following the Acquisition, the Company caused NDE Testing to merge with and into TCI, and the surviving corporation changed its name to Tanknology/NDE Corporation.

     Given the scale of operations of former TCI as compared to NDE Testing, the Company believes the Tanknology name is more descriptive of the Company's continuing operations and is more familiar to the Company's current customers and the underground storage tank testing and monitoring industry. The Company also believes the costs of the name change, including the possibility that potential investors may erroneously use TEI's ticker symbol (TANK) instead of the Company's symbol (NDEC) to obtain stock quotes and other market information about the Company, are outweighed by the value of changing the Company's name.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
            OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
    TO CHANGE THE NAME OF THE COMPANY TO TANKNOLOGY-NDE INTERNATIONAL, INC.


PROPOSAL NO. 2 --    ELECTION OF DIRECTORS

     At the meeting, the holders of the Company's Common Stock will elect six directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified or until such director's earlier resignation or removal.

     Shares represented by the accompanying proxy will be voted for the election of those nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority to vote or so as to vote for one or more alternative candidates. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who would be unable or unwilling to serve as a director.

Nominees

     Unless contrary indications are set forth in the proxy, it is intended that the person named in the proxy will vote all shares of Common Stock represented by the proxy for the election of Messrs. Jay Allen Chaffee, Charles C. McGettigan, A. Daniel Sharplin, Michael S. Taylor, Myron A. Wick, III and Mark
B. Bober as directors. Messrs. Chaffee, McGettigan, Sharplin, Taylor, Wick and Bober are all presently members of the Board of Directors of the Company. Directors of the Company are elected annually and hold office until their successors have been elected and qualified or their earlier resignation or removal. Management is not aware of any circumstances likely to render any nominee unavailable for election. However, should any nominee become unavailable for election, the Board of Directors of the Company may designate another nominee, in which case the person acting under duly executed proxies will vote for the election of the replacement nominee. A stockholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder not to vote that stockholder's shares for one or more of the named nominees.

     The Company's bylaws currently provide for a Board of Directors of seven persons. Six persons currently serve on the Board and are expected to continue to serve until the annual meeting. The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company, as amended to date, does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock of the Company represented at a meeting at which a quorum is present may elect directors.

     The following sets forth information concerning the six nominees for election as directors at the meeting, including their position with the Company and the business experience during at least the past five years, and the age of each nominee as of April 30, 1997.

Name                            Age        Principal Occupation                   Director Since
-------------------------       ---        ------------------------------------   --------------
Jay Allen Chaffee(1)(2)          45        Chairman of the Board                      1991

A. Daniel Sharplin               35        President and Chief Executive Officer      1996

Mark B. Bober(1)(2)(3)           36        Certified Public Accountant                1996

Charles C. McGettigan(3)         52        Investment Banking

Michael S. Taylor(3)             55        Investment Banking                         1992

Myron A. Wick, III(1)(2)         53        Investment Banking                         1991

------------------
(1)  Member of Executive Committee
(2)  Member of Compensation Committee
(3)  Member of Audit Committee

     Each of the directors named herein was elected to be a director at the Company's Annual Meeting of Stockholders held on June 5, 1996, with the exception of Mark B. Bober who was elected to the Board of Directors by the Board of Directors as of December 12, 1996.

     Jay Allen Chaffee was elected to the Company's Board of Directors in April 1991 and has been the Chairman of the Board since December 1994. He served as the Company's President, Chief Executive Officer and Chief Financial Officer form May 1991 until June 1995. Mr. Chaffee has served as President and a director of Bunker Hill Associates, Inc. ("Bunker Hill") since 1985, and he continues to serve in these capacities. Mr. Chaffee received a Bachelor of Arts from Franklin & Marshall College in 1974 and a Juris Doctor from the University of Tulsa, College of Law in 1978.

     A. Daniel Sharplin has been the Company's President and Chief Executive Officer since June 1995. He became the Company's Vice President, Western Region, in December 1991, was appointed the Company's Chief Operating Officer and Secretary in July 1992 and was appointed President in December 1994. Prior to joining the Company, Mr. Sharplin functioned as an environmental service industry consultant from April 1991 to December 1991. Mr. Sharplin received a Masters of Business Administration from the University of Texas in 1987.

     Mark B. Bober is a partner in Bober, Markey & Company, Certified Public Accountants, a position he has held since August 1992. From 1983 until 1992 he held positions of progressive responsibility with Price Waterhouse, Cleveland. Mr. Markey holds a Bachelor of Science degree from Miami University and is Certified Public Accountant, State of Ohio.

     Charles C. McGettigan was a founding partner in 1991 and is a general partner of Proactive Investment Managers, L.P., which is the general partner of Proactive Partners, L.P. ("Proactive"), a merchant banking fund investing in and providing financial services to small public companies. Mr. McGettigan was a co-founder of Corporate Finance, of Hambrecht & Quist, Incorporated. Prior to that, Mr. McGettigan was a Senior Vice President of Dillon, Read & Co. Inc. He currently serves on the Boards of Directors of Modtech, Inc., Onsite Energy, Inc., PMR Corporation and Sonex Research, Inc. Mr. McGettigan is a graduate of of Georgetown University, and he received a Masters of Business Administration in Finance from the Wharton School at the University of Pennsylvania.

     Michael S. Taylor has been a director of the Company since July 1992. He has been Associate Director of Investment Banking of Josephthal since June 1989. From early 1980 until joining Josephthal, he was President of Mostel & Taylor Securities, Inc., an NASD-member investment banking and brokerage firm. He has been involved in the securities industry since 1966, when he joined Lehman Brothers Inc. as an analyst. He became a director of Simtek Corporation this year. He attended Amherst College and Columbia University.

     Myron A. Wick, III has been a director of the Company since November 1991. Since November 1988, he has been Managing Director of McGettigan, Wick & Co., Inc., an investment banking firm in San Francisco which he co- founded. Since May 1991, Mr. Wick has been a general partner of Proactive Investment Managers, L.P., which is the general partner of Proactive. From September 1985 to May 1988, Mr. Wick was Chief Operating Officer of California Biotechnology, Inc., a publicly traded biotechnology firm. Mr. Wick is a director of Phoenix Network, Inc., Sonex Research, Inc. and Stat-Tech International Corporation. Mr. Wick received a Bachelor of Arts from Yale University in 1965 and a Masters of Business Administration from Harvard University in 1968.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
             ELECTION OF EACH OF THE FOREGOING NOMINEES AS DIRECTORS

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and beneficial owners of more than 10% of the Common Stock to file with the Securities and Exchange Commission (the "SEC"), initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that, during the 1996 fiscal year, the filings required of its officers, directors or greater than 10% beneficial owners were not timely filed.

Meetings of the Board of Director and Certain Committees

     During all of 1996, Jay Allen Chaffee, A. Daniel Sharplin, Charles C. McGettigan, Michael S. Taylor and Myron A. Wick, III were members of the Board of Directors. Effective December 12, 1996, Mark B. Bober was unanimously elected to the Board by the foregoing directors.

     The Board of Directors met five times in 1996. The standing committees of the Board include an Executive Committee, an Audit Committee and a Compensation Committee. The Board does not have a nominating committee. The functions of the nominating committee are performed by the Board. During 1995, the Executive Committee met three (3) times, the Compensation Committee met one (1) time and the Audit Committee met one (1) time. All directors attended at least 75% of the meetings held in 1996 of the Board of Directors and any committees on which they served during their term of service as directors.

     During 1996, the members of the Executive Committee were Jay Allen Chaffee and Myron A. Wick, III. Mark B. Bober was elected as an additional member of the Executive Committee effective December 12, 1996. Messrs. Bober, Chaffee and Wick continue to be the members of the Executive Committee. The Executive Committee has, in general, the authority to take substantially all actions that can be taken by the Board of Directors as a whole.

     During 1996, the members of the Compensation Committee were Michael S. Taylor and Myron A. Wick, III. Mark B. Bober was elected as an additional member of the Compensation Committee effective December 12, 1996. Messrs. Bober, Taylor and Wick continue to be the members of the Compensation Committee. The Compensation Committee has the authority to determine the compensation and other benefits received by the Company's Chief Executive Officer and members of the Company's senior management group.

     During 1996, the members of the Audit Committee were Charles C. McGettigan and Michael S. Taylor. Mark B. Bober was elected as an additional member of the Audit Committee effective December 12, 1996. Messrs. Bober, McGettigan and Taylor continue to be the members of the Audit Committee. The Audit Committee reviews with the Company's outside auditors the Company's financial reporting systems and controls and meets with the outside auditors concerning the scope and terms of their engagement and the results of their audits.

Executive Officers

     Jay  Allen  Chaffee.  See  "Proposal  No. 2 --  Election  of  Directors  --
Nominees."

     A. Daniel Sharplin. See "Proposal No. 2 -- Election of Directors -- Nominees."

     H. Baxter Nairon, age 37, was named President, Field Services, in April 1996 and is the President of the Company's subsidiary, Tanknology/NDE Corporation. Prior to joining the Company, from 1989 to 1996, Mr. Nairon was employed by Booz-Allen & Hamilton, a global management consulting firm, where he achieved the position of Principal, specializing in engagements for large oil companies. He has received a Professional Engineering registration and is 37 years old. He holds a Bachelor of Science in Mechanical Engineering from the University of Tennessee at Knoxville and a Masters of Business Administration from the University of Texas.

     David G. Osowski, age 45, was named Vice President, Secretary and Chief Financial Officer in December 1996. Prior to joining NDE, from May 1991 until July 1996, Mr. Osowski served as Senior Vice President, Controller and Treasurer for Summagraphics Corporation. Mr. Osowski received a Bachelor of Science from the University of Bridgeport.

Certain Transactions

     During the last fiscal year, the following transactions in excess of $60,000 were entered into with related parties: Banc One Capital Partners L.P., a lender to and warrant holder of the Company ("BOCP"), purchased $8 million in senior subordinated debt, earned $170,000 in fees related to the debt purchase and was reimbursed $21,930 for due diligence and travel costs. Proactive Partners, L.P., a major shareholder of the Company, converted $825,000 of debt and $28,103 of accrued interest into 6,600,000 shares of Common Stock. Lagunitas Partners, L.P., a major shareholder of the Company, converted $175,000 of debt and $7,779 of accrued interest into 1,400,000 shares of Common Stock. Jay Allen Chaffee, Chairman of the Board, is the president of Bunker Hill Associates, Inc. During 1996, the Company paid $168,775 to Bunker Hill for services of Mr. Chaffee and related expenses as described below.

     In connection with the Acquisition, the Company placed $8 million of senior subordinated debt with a 5-year maturity and interest at 13% per annum with BOCP. BOCP also purchased from the Company warrants to purchase 13,022,920 shares of Common Stock at an initial exercise price of $0.325 per share subject to downward adjustment (but not less than $0.125 per share) based on the Company's financial performance during the 12-month period prior to the exercise of the warrants. In connection with the Acquisition and related financings, Proactive Partners, L.P. provided a $1 million standby commitment in the event of a payment default by the Company under both the BOPC subordinated debt and, together with its affiliate Lagunitas Partners L.P., agreed to convert $1 million of prior indebtedness and $35,882 of associated accrued interest, into 8,000,000 shares of the Company's Common Stock.

Employment Agreements

     In 1991, the Company entered into a service contract with Bunker Hill Associates, Inc. to retain the services of Mr. Chaffee. Mr. Chaffee is a principal of Bunker Hill, a management consulting firm based in Houston, Texas. Pursuant to the contract, Mr. Chaffee has agreed to serve the Company in various capacities as an officer and director. Effective July 1995, the Company agreed to pay for such services at the rate of $7,500 per month with additional stock and cash bonus consideration. The contract can be terminated by either party with one month's notice. In 1996, Bunker Hill, on behalf of Mr. Chaffee, received $90,000 in consideration of Mr. Chaffee's management services as an officer of the Company. In addition, $78,775 was remitted to Bunker Hill for secretarial support and reimbursement of travel and out-of-pocket expenses related to Mr. Chaffee's services.

Compensation of Directors

     The Company has agreed to pay or reimburse the travel expenses of its directors resulting from attendance at Board meetings. No other cash compensation was paid to, or on behalf of, board members, in consideration of their services provided as directors in 1996. However, certain directors were provided compensation for other services provided to the Company as described above. Beginning in 1997, the Board of Directors has agreed to pay Mr. Taylor and Mr. Bober a per meeting fee of $2,250 and to reimburse travel expenses of all directors resulting from attendance at Board meetings.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information as to the beneficial ownership of the Company's capital stock, as of May 30, 1997 by: (a) each stockholder known by the Company to be the beneficial owner of more than 5% of a class of voting stock, (b) each director, (c) each of the executive officers of the Company named in the Summary Compensation Table below and (d) all executive officers and directors as a group.

                     Beneficial Ownership of Common Stock(1)

                                                    Number of     Percentage of
Beneficial Owner                                     Shares           Class
-------------------------------------              ----------     -------------
Proactive Partners, L.P.(2)(3)(5)(6)               14,349,233         47.80%
50 Osgood Place, Penthouse
San Francisco, CA  94153

Lagunitas Partners, L.P.(2)(3)(5)(6)               14,319,556         47.71
50 Osgood Place, Penthouse
San Francisco, CA  94153

Banc One Capital Partners(4)                       13,022,920         43.39
150 East Gay Street
Columbus, OH  43215

Myron A. Wick, III(5)(6)                           10,614,595         35.36
c/o Proactive Partners
50 Osgood Place, Penthouse
San Francisco, CA  94133

Charles C. McGettigan(5)(6)                        10,614,595         35.36
c/o Proactive Partners
50 Osgood Place, Penthouse
San Francisco, CA  94133

A. Daniel Sharplin(7)                               1,016,959          3.39

Jay Allen Chaffee(8)                                  410,483          1.37

H. Baxter Nairon(9)                                   128,000           *

Mark B. Bober(10)                                          --           *

Michael S. Taylor(11)                                  17,333           *

All executive officers and directors               15,922,008         53.04

---------------------------
*        Less than 1% of the outstanding Common Stock

(1) For the purposes of the above table and the following notes, the shares of Common Stock shown as "beneficially owned" include all shares of Common Stock that the "beneficial owner" has the right to acquire within 60 days upon the conversion of other securities, upon the exercise of warrants or otherwise. In calculating the total number of shares of Common Stock deemed to be outstanding for the purpose of reflecting the beneficial owner's percentage of the class, the shares that other owners did not then own but had the right to acquire within 60 days or more are not included.

(2) Includes 10,267,378 outstanding shares of Common Stock. Also includes (i) 175,000, 105,874 and 50,000 shares reserved for issuance upon the exercise of warrants at prices of $0.375, $0.15, and $0.125, respectively; (ii) 3,721,304 shares beneficially owned by Lagunitas Partners, L.P. and referred to in note (3) below; (iii) 13,333 shares beneficially owned by Mr. McGettigan and referred to in note (5) below and (v) 3,010 shares issuable upon the exercise of warrants at a price of $0.15 per share issued to McGettigan, Wick & Co., Inc. and to Proactive Partners, L.P.'s general partner, Proactive Investment Managers, L.P. See also note (7) below.

(3) Includes 3,694,390 outstanding shares of Common Stock. Also includes (i) 26,914 shares of Common Stock issuable upon the exercise of warrants at a price of $0.15 per share and (ii) 10,598,252 shares beneficially owned by Proactive Partners, L.P. and referred to in note (2) above.

(4)  Consists of warrants to purchase 13,022,920 shares of Common Stock.

(5) Includes (i) 13,333 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Wick under the Company's 1989 Stock Option Plan and (ii) the shares beneficially owned by Proactive Partners, L.P. and referred to in note (2) above (10,398,252). Mr. Wick is a general partner of Proactive Investment Managers, L.P., the general partner of Proactive Partners, L.P. Also includes 3,010 shares beneficially owned by McGettigan, Wick & Co. (Mr. Wick is a general partner of McGettigan, Wick & Co.) but does not include an additional 26,667 shares subject to options that are not yet exercisable. Also does not include 184,410 shares owned by the NDE Environmental Corporation 401(K) plan of which Mr. Wick is a trustee.

(6) Includes (i) 13,333 shares of Common Stock issuable upon the exercise of stock options granted to Mr. McGettigan under the Company's 1989 Stock Option Plan and (ii) the shares beneficially owned by Proactive Partners, L.P. and referred to in note (2) above (10,598,252). Mr. McGettigan is a general partner of Proactive Investment Managers, L.P., the general partner of Proactive Partners, L.P. Also includes 3,010 shares beneficially owned by McGettigan, Wick & Co. (Mr. McGettigan is a general partner of McGettigan, Wick & Co.) but does not include an additional 26,667 shares subject to options that are not yet exercisable.

(7) Includes 513,932 outstanding shares of Common Stock. Also includes 26,360 shares reserved for issuance upon the exercise of warrants at prices of $7.50. Also includes 476,667 shares reserved for issuance to Mr. Sharplin under the Company's 1989 Stock Option Plan but does not include an additional 213,333 shares subject to options that are not yet exercisable. Also does not include 184,410 shares owned by the NDE Environmental Corporation 401(K) plan of which Mr. Sharplin is a trustee.

(8) Includes 67,150 outstanding shares of Common Stock. These shares are held in the name of Bunker Hill Associates, Inc., an affiliate of Mr. Chaffee. Also includes 343,333 shares subject to exercisable options granted to Bunker Hill under the Company's 1989 Stock Option Plan but does not include 146,667 shares subject to options that are not yet exercisable. Also does not include 184,410 shares owned by the NDE Environmental Corporation 401(K) plan of which Mr. Chaffee is a trustee.

(9) Consists of 128,000 shares issuable upon the exercise of options granted to Mr. Nairon under the Company's 1989 Stock Option Plan but does not include 256,000 shares subject to options that are not yet unexercisable.

(10) Does not include 40,000 shares subject to options granted to Mr. Bober under the Company's 1989 Stock Option Plan that are not yet unexercisable.

(11) Includes 13,333 shares issuable upon the exercise of options granted to Mr. Taylor under the Company's 1989 Stock Option Plan but does not include 26,667 shares subject to options that are not yet unexercisable. Also includes 4,000 shares outstanding held by Mr. Taylor's wife. Mr. Taylor disclaims beneficial ownership of his wife's shares.

     The following table sets forth all compensation awarded to, earned by or paid to the most highly compensated executive officers of the Company (the "Named Executive Officers"), for all services rendered in all capacities to the Company and its subsidiaries during 1994, 1995 and 1996. No other person who was an executive officer of the Company at the end of 1996 was awarded, earned or received annual salary and bonus in excess of $100,000.



                             EXECUTIVE COMPENSATION

Summary Compensation Table

                                                                      Long-Term
                                                                    Compensation
                                                                   -------------
                                Annual Compensation                    Awards
                           -------------------------------------   -------------
    Name and                                                         Underlying       All Other
 Principal Position          Year      Salary          Bonus          Options      Compensation
-----------------------    --------  -----------   -------------   -------------   ------------
Jay Allen Chaffee            1996     $90,000 (1)  $150,000 (1)
Chairman of the Board        1995    $113,671       $19,969 (1)      440,000 (4)
of Directors                 1994    $114,000

A. Daniel Sharplin           1996    $154,526 (2)   $75,000 (2)                      $4,526 (7)
President and Chief          1995    $136,779       $39,969 (2)      640,000 (5)
Executive Officer            1994    $117,885

A. Baxter Nairon             1996     $95,537       $45,000 (3)      384,000 (6)
President, Tanknology/        n/a
NDE and Field Services        n/a
Division

(1) In 1993, the Company awarded a bonus of $19,969 to Mr. Chaffee; this amount was paid in installments in 1995 with the last installment being paid in January 1996. In July 1995 the Company amended the Senior Executive Compensation Plan and revised the annual sum paid to Bunker Hill for Mr. Chaffee's management services as an Officer of the Company to $90,000 from $125,000 (see "Certain Transactions"). In 1996 the Compensation Committee awarded Mr. Chaffee a bonus for 1996 of $150,000 which is to be paid in 1997.

(2) In 1993, the Company accrued a $19,969 bonus for Mr. Sharplin; this amount was paid in 1995. Also in 1995, the Compensation Committee awarded him a $20,000 bonus which was paid in 1997. Mr. Sharplin's 1996 bonus award of $75,000 was paid in 1997.

(3) Mr. Nairon joined the Company in 1996 and received a $10,000 bonus as an inducement to join the Company. He was also granted a salary advance of $10,000 as of his hire date. In 1996 the Compensation Committee awarded Mr. Nairon a 1996 bonus of $35,000 which was paid in 1997. Mr. Nairon repaid the salary advance out of proceeds from the bonus payment.

(4) On June 22, 1995, Mr. Chaffee was awarded an option to purchase 440,000 shares of Common Stock at $0.125 per share which will expire in June 2005. The option vests one-third each year from date of grant starting June 22, 1995. The option was granted in 1995, subject to approval by shareholders of an increase in the number of shares available for grant to management under options. Shareholders approved an increase in the number of shares available for grant in 1996 to 2,500,000. In addition, in 1996 certain previously granted options were repriced (see "Report on Repricing of Options" below).

(5) On June 22, 1995 Mr. Sharplin was awarded an option to purchase 640,000 shares of Common Stock at $0.125 per share which will expire in June 2005. The option vests one-third each year from date of grant starting June 22, 1995. The option was granted in 1995, subject to approval by shareholders of an increase in the number of shares available for grant to management under options. Shareholders approved an increased in the number of shares available for grant in 1996 to 2,500,000. In addition, in 1996 certain previously granted options were repriced (see "Report on Repricing of Options" below).

(6) In March 1996, the Board granted an option to purchase 384,000 shares of Common Stock to Mr. Nairon at $0.1875, the market price of NDE Common Stock on Mr. Nairon's hire date. The option vests ratably one-third each year starting at his date of hire.


                                       -8-




(7) Consists of matching funds for the Company 401(k) Plan relating to Company contributions for 1992, 1993 and 1994 which were made in 1996.


     The following table sets forth further information regarding the stock options referred to above.

Option Grants in Last Fiscal Year

     The following table sets forth options granted to the named executive officers during the year ended December 31, 1996.



                        Number of    Percent of
                         Shares     Total Options
                       Underlying    Granted to     Exercise
                        Options     Employees in    Price Per     Expiration
         Name           Granted     Fiscal Year       Share          Date
-------------------   -----------   ------------   -----------   -------------
Jay Allen Chaffee       50,000(1)      10%         $ 0.1250        June 2004
A. Daniel Sharplin      50,000(1)      10%         $ 0.1250        June 2004
H. Baxter Nairon       384,000         76%         $ 0.1875 (1)   April 2006 (2)

----------------------
(1) Issued pursuant to a repricing of existing option grants. See "Report on Repricing of Options" below. (2) See Note (6) to the immediately preceding table.

Fiscal Year End Options Values

     The following table sets forth the option holdings and the value of unexercised options held by each Named Executive Officer as of December 31, 1996. None of the Named Executive Officers exercised options during 1996.



                       Numbers of Shares Underlying      Value of Unexercised
                           Unexercised-Options           in-the-Money-Options
                          at December 31, 1996           at December 31, 1996
                       ----------------------------   --------------------------

         Name          Exercisable    Unexercisable   Exercisable  Unexercisable
--------------------   -----------    -------------   -----------  -------------

Jay Allen Chaffee        196,666          293,334     $  55,312    $  82,500 (1)
A. Daniel Sharplin       263,334          426,666     $  74,063    $ 120,000 (1)
H. Baxter Nairon               0          384,000     $       0    $  84,000 (2)

(1) Represents (i) the difference ($0.28125) between the exercise price of the options ($0.125) and the per share fair market value on December 31, 1996 ($0.40625) times (ii) the number of shares subject to the options.

(2) None of Mr. Nairon's options vest until April 15, 1997, one year after his date of hire. Represents (i) the difference ($0.21875) between the exercise price of the options ($0.1875) and the per share fair market value on December 31, 1996 ($0.40625) times (ii) the number of shares subject to the options.

Compensation of Directors

     The Company has agreed to pay or reimburse the travel expenses of its directors resulting from attendance at Board meetings.

Report on Repricing of Options

     In 1996 the Compensation Committee of the Board of Directors determined that in connection with the granting of executive options in 1995, that it would be in the best interests of shareholders and the Company to reprice certain management options that had been granted in 1993 to a current market price rather than issue additional new options. The Committee believed that at the existing exercise prices, the options were not providing the proper performance incentive to management. Accordingly, the Committee repriced 50,000 options that had been previously granted to each Messrs. Chaffee and Sharplin as well as 20,000 for Mr. Eric Hopkins, the former Vice President and Chief Financial Officer of the Company, to $0.125, then market price of the Common Stock. All of the aforementioned options previously had exercise prices of $3.75. All of these options remain fully vested following the repricing.

PROPOSAL  NO. 3 --  APPROVAL  OF THE  AMENDED  AND  RESTATED  NDE  ENVIRONMENTAL
                    CORPORATION 1989 STOCK OPTION PLAN, WHICH WOULD BE RENAMED AS THE TANKNOLOGY-NDE INTERNATIONAL, INC. 1989 LONG-TERM INCENTIVE PLAN

     The Board of Directors of the Company has adopted, subject to approval by the shareholders of the Company, an amendment and restatement to the Company's 1989 Stock Option Plan, which would, among other things, re-name the 1989 Stock Option Plan as the Tanknology-NDE International, Inc. 1989 Long-Term Incentive Plan (the "Incentive Plan"). A copy of the Incentive Plan is attached hereto as Appendix A. The following description of the Incentive Plan is qualified by reference to the full text of the Incentive Plan.

     The purpose of the Incentive Plan as so amended and restated is to retain key executives and other selected employees, reward them for making major contributions to the success of the Company and provide them with a proprietary interest in the growth and performance of the Company and its subsidiaries. In general, the Incentive Plan as so amended permits the award of stock-based compensation in addition to options, extends the term of the Incentive Plan, increases the number of shares of stock with respect to which awards may be made under the Plan and accommodates changes in response to the enactment of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the revisions to Rule 16b-3 promulgated by the U.S. Securities and Exchange Commission.

                                 Administration

     The Incentive Plan will be administered by the a committee designated by the Board of Directors of the Company to administer the Incentive Plan (in this caption, the "Committee"). The Compensation Committee of the Board has been designated as this Committee. Subject to the terms of the Incentive Plan, the Committee will have authority (i) to select employees to receive awards, (ii) to determine the timing, form, amount or value and term of awards, and the conditions and limitations, if any, subject to which awards will be made and become payable and (iii) to interpret the Incentive Plan and adopt rules, regulations and guidelines for carrying out the Incentive Plan. The Committee may delegate certain of its duties under the Incentive Plan to the Chairman of the Board, the President and other senior officers of the Company. The Committee may not, however, delegate to any person the authority to grant awards to, or take other action with respect to, participants who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

                            Types of Incentive Awards

     The Incentive Plan provides for the grant of any or all of the following types of awards: stock options, stock appreciation rights, stock awards and cash awards. Awards of different types may be made singly, in combination or in tandem. Stock options may be incentive stock options ("ISOs") that comply with
Section 422 of the Code. No participant may be granted awards consisting of stock options or stock appreciation rights exercisable for more than fifty percent of the shares of Common Stock of the Company reserved for issuance under the Incentive Plan. Awards issued under the Plan as it was constituted prior to this amendment and restatement are not being cancelled or reissued, but shall remain in effect in accordance with their terms.

              Shares of Common Stock Subject to the Incentive Plan

     The total number of shares of Common Stock of the Company that may be awarded pursuant to the Incentive Plan since its original 1989 enactment will not exceed 6,000,000 (six million). The number of shares of Common Stock of the Company that may be awarded pursuant to the Incentive Plan is subject to adjustment upon the occurrence of certain events, as described below.

                                   Eligibility

     Participants in the Incentive Plan will be selected by the Committee from among those employees who hold positions of responsibility and whose performance, in the judgment of the Committee, have a significant effect on the success of the Company. All directors, officers, management employees and key consultants of the Company and its subsidiaries are eligible for awards under the Incentive Plan. Awards are discretionary, however, and nothing in the Incentive Plan guarantees an employee of the Company or its Subsidiaries any right to participate in the Incentive Plan or to be granted an award. The table set forth below shows the awards allocated under the amended and restated Plan, including awards subject to shareholder approval.

                   1989 Stock Option Plan - Summary of Grants
                              As of April 30, 1997


                                            Options Granted Contingent on
                                               Approval of Amendment and
                                                    Restatement (1)           Total Options Granted
                                            -----------------------------   --------------------------
                                            Number of        Average        Number of      Average
             Name of Individual               Shares     Exercise Price       Shares    Exercise Price
-----------------------------------------   ----------   --------------     ---------   --------------
Jay Allen Chaffee, Chairman                                                   690,000    $   0.12500
A. Daniel Sharplin, CEO and President                                         490,000    $   0.12500
H. Baxter Nairon, President,                                                  384,000    $   0.18750
Tanknology/NDE
Mark B. Bober, Director                        40,000    $  0.40625            40,000    $   0.40625
Charles C. McGettigan, Director                                                40,000    $   0.12500
Michael S. Taylor, Director                                                    40,000    $   0.12500
Myron A. Wick III, Director                                                    40,000    $   0.12500
All current executive officers as a group     250,000    $  0.40625         1,989,556    $   0.17240
(4 persons)
All current directors other than executive                                    160,000    $   0.19531
officers as a group (4 persons)
All current employees other than                                              620,000    $   0.21512
executive officers as a group (10 persons)
------------------

(1) Includes director and officer compensation option awards made in December 1996 which vest ratably over three years and will expire in December 2006. The market value of the shares underlying the options was below the exercise price as of June 30, 1997. For a discussion of the federal income tax consequences of such issuance, see "Federal Income Tax Consequences" below.

                      Terms and Conditions of Stock Options

     Stock options will have exercise prices not less than 50% of the fair market value of the Common Stock of the Company on the date of grant and may be ISOs that comply with Section 422 of the Code. The exercise price of any stock option may, at the discretion of the Committee, be paid in cash or by surrendering shares of Common Stock of the Company or another award under the Incentive Plan, valued at fair market value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or other awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the participant. The Committee may provide for loans from the Company to permit the exercise or purchase of awards and may provide for procedures to permit the exercise or purchase of awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Common Stock that are restricted or subject to forfeiture provisions ("Restricted Stock") are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

                Terms and Conditions of Stock Appreciation Rights

     Stock appreciation rights are rights to receive, without payment to the Company, cash or shares of Common Stock of the Company with a value determined by reference to the difference between the exercise or "strike" price of the stock appreciation right and the fair market value or other specified valuation of the Common Stock of the Company at the time of exercise, as set forth in the Award Agreement.

                      Terms and Conditions of Stock Awards

     Stock awards may consist of Common Stock of the Company or be denominated in units of Common Stock of the Company. Stock awards may be subject to conditions established by the Committee, including, but not limited to, continuous service with the Company and its subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Stock awards may be based on fair market value or other specified valuations. A stock award may provide for voting rights and dividend or dividend equivalent rights.

                       Terms and Conditions of Cash Awards

     Cash awards may be denominated in cash with the amount of payment subject to conditions specified by the Committee, including, but not limited to, continuous service with the Company and its subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance.

                                Payment of Awards

     Payment of awards may be made in cash or Common Stock of the Company or combinations thereof, as determined by the Committee. An award may provide for the granting or issuance of additional, replacement or alternative awards upon the occurrence of specified events, including the exercise of the original award. With the approval of the Committee, payments may be deferred, either in the form of installments or a future lump-sum payment.

                              Adjustment Provisions

     The existence of outstanding awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

     In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under the Incentive Plan and covered by outstanding awards denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such awards; and (iii) the appropriate fair market value and other price determinations for such awards. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event.

     In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its discretion, (i) to issue or assume stock options, regardless of whether in a transaction to which section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, (ii) to make provision, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, awards and the termination of options that remain unexercised at the time of such transaction or (iii) to provide for the acceleration of the vesting and exercisability of the options and the cancella-tion thereof in exchange for such payment as shall be mutually agreeable to the participant and the Committee.

                            Termination of Employment

     Upon the termination of employment by a participant, any unexercised, deferred or unpaid awards shall be treated as provided in the specific Award Agreement evidencing the award. In the event of such a termination, the
Committee may, in its discretion, provide for the extension of the exercisability of an award, accelerate the vesting or exercisability of an award, eliminate or make less restrictive any restrictions contained in an award, waive any restriction or other provision of the Incentive Plan or an award or otherwise amend or modify the award in any manner that is either (i) not adverse to such participant or (ii) consented to by such participant.

                 Amendment and Termination of the Incentive Plan

     The Board of Directors of the Company may amend, modify, suspend or terminate the Incentive Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) no amendment or alteration that would impair the rights under any award previously granted will be made without the award holder's consent and (ii) no amendment or alteration will be effective prior to approval by the shareholders of the Company to the extent such approval is then required pursuant to Rule 16b-3 promulgated under the Exchange Act in order to preserve the applicability of any exemption provided by such rule to any award then outstanding (unless the holder of such award consents) or to the extent shareholder approval is otherwise required by applicable legal requirements. No amendment or modification shall be made to the Incentive Plan, without the approval of the shareholders of the Company, which would increase the total number of shares reserved for the purposes of the Incentive Plan, except as provided with respect to adjustments to the capital stock of the Company. Shareholder approval is also necessary to materially modify the requirements for eligibility to participate in the Incentive Plan.

                         Federal Income Tax Consequences

     The holder of a nonqualified stock option will recognize no taxable income as a result of the grant of the stock option. Upon the exercise of the stock option, however, the holder of a nonqualified stock option will recognize taxable ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise or purchase price (or, in the case of relinquishment, in an amount equal to the sum of the cash received and the fair market value of the shares or award received determined on the date of exercise) and, correspondingly, the Company will be entitled to an income tax deduction for such amount.

     Upon the exercise of an incentive stock option, the stock option holder generally will not recognize taxable income by reason of the exercise, and the Company normally will not be entitled to any income tax deduction. If the stock option holder disposes of the shares acquired upon the exercise of an incentive stock option after satisfaction of certain minimum holding periods, any gain realized will be capital gain. Gain attributable to post-exercise appreciation of stock acquired upon the exercise of a nonqualified or incentive stock option will be long-term capital gain if the stock option holder has held the shares as a capital asset for more than one year. If a stock option holder disposes of the shares acquired upon the exercise of an incentive stock option prior to the expiration of the minimum holding periods, the stock option holder would recognize ordinary income, and the Company would be entitled to a commensurate income tax deduction (except with respect to post-exercise appreciation).

     The grant of a stock appreciation right will produce no U.S. federal tax consequences for the participant or the Company. The exercise of a stock appreciation right results in taxable income to the participant equal to the difference between the exercise price of the shares and the market price of the shares on the date of exercise, and a corresponding tax deduction to the Company.

     A participant under the Incentive Plan who has been granted an award of Restricted Stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at the time of the grant, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction. Dividends paid to the participant during the restriction period will also be compensation income to the participant and deductible as such by the Company. The holder of a Restricted Stock award may elect to be taxed at the time of grant of the Restricted Stock on the market value of the shares, in which case (i) the Company will be entitled to a deduction at the same time and in the same amount, (ii) dividends paid to the

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participant during the restriction period will be taxable as dividends to him or her and will not be deductible by the Company and (iii) there will be no further federal income tax consequences when the restrictions lapse.

                                  Vote Required

     Approval of the Incentive Plan as amended and restated will require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the meeting.

           THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR
                         APPROVAL OF THE INCENTIVE PLAN.


PROPOSAL NO. 4 --   RATIFICATION   OF   APPOINTMENT   OF   INDEPENDENT    PUBLIC
                    ACCOUNTANTS

     At the Meeting, the stockholders will be asked to ratify the appointment by the Board of Ernst & Young L.L.P. as the Company's independent public accountants to perform the audit of the Company's financial statements for the fiscal year ended December 31, 1997. Ernst & Young L.L.P. has been the Company's auditors since the resignation of Touche Ross, L.L.P. in November 1989. The
Board of Directors currently does not expect the representatives of Ernst & Young L.L.P. to be present at the Meeting and, accordingly, no representatives are expected to be available to respond to questions. However representatives of Ernst & Young L.L.P. are invited to attend the Meeting and, should they attend, they will be given an opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions. The affirmative vote of a majority of the Company's outstanding shares of Common Stock represented and voting at the Meeting is required for approval of this proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF FOR APPOINTMENT OF ERNST & YOUNG L.L.P. AS THE COMPANY'S AUDITORS

STOCKHOLDERS PROPOSALS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

     The Company intends to hold its 1998 annual meeting of stockholders in June 1998. Stockholders proposals for inclusion in the Company's Proxy Statement and form of proxy for the 1998 annual meeting of stockholders must be received by the Company no later than March 13, 1998.

OTHER BUSINESS

     The Board of Directors does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY


NDE ENVIRONMENTAL   THIS PROXY IS  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     CORPORATION    The   undersigned    hereby   appoints    _________________,
8900 SHOAL CREEK    __________________,  and each of them,  attorneys and agents
     BOULEVARD with full power of substitution, to vote as proxy all the BUILDING 200 shares of Common Stock of NDE Environmental Corporation held AUSTIN, TX 78758 of record by the undersigned on July 11, 1997 at the Annual
                    Meeting of Stockholders of NDE Environmental Corporation to be held on August 14, 1997 and at any adjournment or postponement thereof, in the manner indicated on the reverse hereof and in their discretion on such other matters as may properly come before said meeting or any adjournments thereof.

     If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided. Specific choices may be made on the reverse side.

                     Dated ___________________________, 1997


                                    -----------------------------------------
                                    Signature

                                    -----------------------------------------
                                    Signature if held jointly

                                    When  signing  as  Executor,  Administrator,
                                    Trustee or the like, please give full title.


                                PROXY (CONTINUED)

This Proxy will be voted as directed, or if no direction is indicated, will be voted FOR Proposal 1, FOR all nominees listed below for election as directors, FOR Proposal 3 and FOR Proposal 4. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.


(1) Approval of the Amendment to the    FOR [ ]     AGAINST [ ]      ABSTAIN [ ]
    Certificate of Incorporation to
    change the Company's name to
    Tanknology-NDE International, Inc.


(2) Election of Directors   FOR ALL [ ]                   WITHHOLD AUTHORITY [ ]
                           (except as specified below)    TO VOTE FOR

                           Jay Allen Chaffee
                           Charles C. McGettigan
                           A. Daniel Sharplin
                           Michael S. Taylor
                           Myron A. Wick
                           Mark A. Bober

Instructions:  To withhold vote for individual(s), write name(s) below.

_____________________________________________________________________________

(3) Approval of the adoption of the     FOR [ ]     AGAINST [ ]      ABSTAIN [ ]
    amendment and restatement of the
    Company's 1989 Stock Option Plan

(4) Ratification of the appointment of  FOR [ ]     AGAINST [ ]      ABSTAIN [ ]
    Ernst & Young L.L.P. as Independent
    Public Accountants

                                                (Sign and date on reverse side)

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